UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 16, 2004 (May 28, 2004)

                        NATIONAL BUSINESS HOLDINGS, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Florida                            000-32563                  65-0710392
-----------------------------   ----------------      --------------------------
(state or other jurisdiction   (commission file         (IRS employer
of incorporation)               number)                 identification number)


4878 Ronson Court
San Diego, CA                                                92111
---------------------------------------         --------------------------------
(address of principal executive offices)                   (zip code)


Registrant's telephone number, including area code:  (858) 243-2615


                                       N/A
             -------------------------------------------------------
          (Former name or former address, if changes since last report)

ITEM 5. OTHER EVENTS

This Form 8-K/A amends the Form 8-K filed on June 9, 2004 by National Business Holdings, Inc., a Florida corporation formerly reporting as Shava, Inc. The purpose of this amendment to Form 8-K is to provide financial statements and the pro forma financial information for National Business Holdings, Inc., a Florida corporation, as required by Item 7 of Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial statements of business acquired.

Pursuant to the requirements of Regulation S-X 210.3.05(b), the following are audited financial statements of National Business Holdings, Inc., a Florida corporation, for the period from January 1, 2002 through December 31, 2003 and the unaudited financials for the first quarter of 2004 and 2003.. The registrant acquired all of the outstanding capital stock of Shava, Inc. on May 28, 2004.


                          INDEX TO FINANCIAL STATEMENTS



Independent Auditors' Report.................................................F-2

Balance Sheet................................................................F-3

Statement of Operations......................................................F-4

Statement of Stockholders' Equity............................................F-5

Statement of Cash Flows......................................................F-6

Notes to Financial Statement.................................................F-7

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Stockholders
National Business Holdings, Inc.
(f/k/a Mecaserto, Inc.)
San Diego, California

I have audited the accompanying balance sheet of National Business Holdings, Inc., (f/k/a Mecaserto, Inc.), as of December 31, 2003 and 2002, and the related statements of operations, stockholders' equity (deficit) and cash flows for each of the two years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of National Business Holdings, Inc., (f/k/a Mecaserto, Inc.) as of December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.



/s/ Lawrence Scharfman
Lawrence Scharfman, CPA.
Boynton Beach, Florida
July 15, 2004

                        National Business Holdings, Inc.
                             (f/k/a Mecaserto, Inc.)
                        (A Development Stage Enterprise)
                                  Balance Sheet


                                                                                   March 31,      December 31,
                                                                                     2004            2003
                                                                                --------------- --------------
                                                                                  (unaudited)
                                     ASSETS
CURRENT ASSETS
  Cash                                                                          $         2,000 $            0
                                                                                --------------- --------------

          Total current assets                                                            2,000              0
                                                                                --------------- --------------


Total Assets                                                                    $         2,000 $            0
                                                                                =============== ==============

                      LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable                                                              $             0 $            0
 Demand promissory note                                                                  27,292         26,979
                                                                                --------------- --------------

          Total current liabilities                                                      27,292         26,979
                                                                                --------------- --------------

Total Liabilities                                                                        27,292         26,979
                                                                                --------------- --------------

STOCKHOLDERS' EQUITY
  Preferred stock, $0.0001 par value, authorized 10,000,000 shares;
      0 issued and outstanding                                                                0              0
  Common stock, $0.0001 par value, authorized 50,000,000 shares;
      15,386,204 and 5,386,204 issued and outstanding, respectively                       1,157            539
  Additional paid-in capital                                                          1,597,571      1,573,189
  Accumulated deficit                                                                (1,624,020)    (1,600,707)
                                                                                --------------- --------------

          Total stockholders' equity                                                    (25,292)       (26,979)
                                                                                --------------- --------------

Total Liabilities and  Stockholders' Equity                                     $         2,000 $            0
                                                                                =============== ==============














     The accompanying notes are an integral part of the financial statements

                        National Business Holdings, Inc.
                             (f/k/a Mecaserto, Inc.)
                        (A Development Stage Enterprise)
                             Statement of Operations



                                                Three Months     Three Months     Year Ended   Year Ended
                                                    Ended           Ended         December 31, December 31,
                                               March 31, 2004   March 31, 2003        2003        2002
                                              --------------- ----------------- ------------- -------------
                                                 (unaudited)      (unaudited)
REVENUES                                      $             0 $               0 $           0 $           0

COST OF SALES                                               0                 0             0             0
                                              --------------- ----------------- ------------- -------------

     GROSS MARGIN                                           0                 0             0             0

OPERATING EXPENSES
   Salaries                                                 0                 0             0             0
   General and administrative expenses                  8,000               102         2,062        29,254
   Depreciation                                             0                 0             0             0
                                              --------------- ----------------- ------------- -------------

        Total expenses                                  8,000               102         2,062        29,254
                                              --------------- ----------------- ------------- -------------

Loss from operations                                   (8,000)             (102)       (2,062)      (29,254)

OTHER INCOME (EXPENSE)
 Interest expense                                       (312)                 0       (1,250)         (729)
 Lawsuit settlement                                   (15,000)                0             0             0
                                              --------------- ----------------- ------------- -------------

        Total other income (expense)                  (15,312)                0        (1,250)         (729)
                                              --------------- ----------------- ------------- -------------

Net loss                                      $      (23,312) $           (102) $     (3,312) $    (29,983)
                                              =============== ================= ============= =============

Loss per weighted average common share        $      (0.01)   $         (0.01)  $     (0.01)  $     (0.01)
                                              =============== ================= ============= =============

Number of weighted average common shares
outstanding                                        11,759,830         5,386,204     5,386,204     5,386,204
                                              =============== ================= ============= =============







     The accompanying notes are an integral part of the financial statements

                        National Business Holdings, Inc.
                             (f/k/a Mecaserto, Inc.)
                        (A Development Stage Enterprise)
                   Statement of Stockholders' Equity (Deficit)

                                                                                      Deficit
                                                                                    Accumulated
                                                                        Additional   During the     Total
                                                  Number of   Common      Paid-In    Development   Stockholders'
                                                   Shares     Stock      Capital        Stage       Equity
                                                 ----------- --------  -----------  -------------  ------------

BEGINNING BALANCE,   November 26, 1996                     0 $      0  $         0  $           0  $          0
Shares issued for services  - $0.001/sh.           1,000,000      100          800              0           900
Net loss                                                   0        0            0           (900)         (900)
                                                 ----------- --------  -----------  -------------  ------------
BALANCE, December 31, 1996                         1,000,000      100          800              0             0
Shares issued for cash - $0.05/sh.                 1,000,000      100       49,900              0        50,000
Shares issued for cash - $0.01/sh.                 8,900,000      890       88,110              0        89,000
Net loss                                                   0        0            0       (137,953)     (137,953)
                                                 ----------- --------  -----------  -------------  ------------
BALANCE, December 31, 1997                        10,900,000    1,090      138,810       (137,953)        1,047
Shares issued for cash - $1.45/sh.                   325,000       32      472,695              0       472,727
Shares contributed back to company - $0.01/sh.    (3,900,000)    (390)     (38,610)             0       (39,000)
Reverse split - 1 for 20                          (6,938,796)    (694)         694              0             0
Shares issued for cash - $0.20/sh.                 5,000,000      500      999,500              0     1,000,000
Net loss                                                   0        0            0       (434,453)     (434,453)
                                                 ----------- --------  -----------  -------------  ------------
BALANCE, December 31, 1998                         5,386,204      538    1,573,089       (572,406)    1,001,221
Net loss                                                   0        0            0       (779,553)     (779,553)
                                                 ----------- --------  -----------  -------------  ------------
BALANCE, December 31, 1999                         5,386,204      538    1,573,089     (1,351,959)      221,668
Net loss                                                   0        0            0       (208,764)     (208,764)
                                                 ----------- --------  -----------  -------------  ------------
BALANCE, December 31, 2000                         5,386,204      538    1,573,089     (1,560,723)       12,904
Net loss                                                   0        0            0         (6,588)       (6,588)
                                                 ----------- --------  -----------  -------------  ------------
BALANCE, December 31, 2001                         5,386,204      538    1,573,089     (1,567,311)        6,316
Net loss                                                   0        0            0        (29,983)      (29,983)
                                                 ----------- --------  -----------  -------------  ------------
BALANCE, December 31, 2002                         5,386,204      538    1,573,089     (1,597,294)      (23,667)
Net loss                                                   0        0            0         (3,312)       (3,312)
                                                 ----------- --------  -----------  -------------  ------------
BALANCE, December 31, 2003                         5,386,204      538    1,573,089     (1,600,606)      (26,979)
Shares issued for cash - $0.0025/sh.              10,000,000    1,000       24,000              0        25,000
Net loss                                                   0        0            0        (23,312)      (23,312)
                                                 ----------- --------  -----------  -------------  ------------
ENDING BALANCE, March 31, 2004
(unaudited)                                       15,386,204 $  1,538  $ 1,597,089  $  (1,623,918) $    (25,291)
                                                 =========== ========  ===========  =============  ============











     The accompanying notes are an integral part of the financial statements

                        National Business Holdings, Inc.
                             (f/k/a Mecaserto, Inc.)
                        (A Development Stage Enterprise)
                             Statement of Cash Flows


                                                         Three Months      Three Months
                                                             Ended             Ended         Year Ended         Year Ended
                                                           March 31,         March 30,      December 31,       December 31,
                                                             2004              2003             2003               2002
                                                        ---------------  ---------------- ----------------  ---------------
                                                          (unaudited)       (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                $       (23,312) $           (102)$         (3,312) $       (29,983)
Adjustments to reconcile net loss to net cash
used by operating activities:      None                               0                 0                0                0
Changes in operating assets and liabilities:
   Increase (decrease) in accrued interest                          312                 0            1,250              729
                                                        ---------------  ---------------- ----------------  ---------------
Net cash used by operating activities                           (23,000)             (102)          (2,062)         (29,254)
                                                        ---------------  ---------------- ----------------  ---------------

CASH FLOWS FROM INVESTING ACTIVITIES: None                            0                 0                0                0
                                                        ---------------  ---------------- ----------------  ---------------
Net cash from investment activities                                   0                 0                0                0
                                                        ---------------  ---------------- ----------------  ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from issuance of common stock                        25,000                 0                0                0
   Proceeds from issuance of demand promissory note                   0                 0                0           25,000
                                                        ---------------  ---------------- ----------------  ---------------
Net cash provided by financing activities                        25,000                 0                0           25,000
                                                        ---------------  ---------------- ----------------  ---------------
Net increase (decrease) in cash                                   2,000              (102)          (2,062)          (4,254)
                                                        ---------------  ---------------- ----------------  ---------------
CASH, beginning of period                                             0             2,062            2,062            6,316
                                                        ---------------  ---------------- ----------------  ---------------
CASH, end of period                                     $         2,000  $          1,960 $              0  $         2,062
                                                        ===============  ================ ================  ===============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
INFORMATION:
  None                                                  $             0  $              0 $              0  $             0
                                                        ===============  ================ ================  ===============
Non-Cash Financing Activities:
  None                                                  $             0  $              0 $              0  $             0
                                                        ===============  ================ ================  ===============







     The accompanying notes are an integral part of the financial statements

                        National Business Holdings, Inc.
                             (f/k/a Mecaserto, Inc.)
                        (A Development Stage Enterprise)
                          Notes to Financial Statements
                  (Information with regard to the three months
                   ended March 31, 2004 and 2003 is unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES
     The Company National Business Holdings, Inc., (f/k/a Mecaserto, Inc.), (the Company) is a Florida chartered corporation which conducts business from its headquarters in San Diego, California. The Company was incorporated on November 26, 1996 and had elected December 31 as its fiscal year end. The Company is seeking to develop two lending and financing businesses. The Company is seeking to develop a lending and financing business.

     The following summarize the more significant accounting and reporting policies and practices of the Company:

     a) USE OF ESTIMATES The financial statements have been prepared in conformity with generally accepted accounting principles. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the statements of financial condition and revenues and expenses for the year then ended. Actual results may differ significantly from those estimates.

     b) NET LOSS PER SHARE Basic loss per weighted average common share is computed by dividing the net loss by the weighted average number of common shares outstanding during the period.

     c) STOCK COMPENSATION FOR SERVICES RENDERED The Company issues shares of common stock in exchange for services rendered. The costs of the services are valued according to generally accepted accounting principles and have been charged to operations.

     d) CASH AND EQUIVALENTS The company considers investments with an initial maturity of three months or less as cash equivalents.

     e) INTERIM FINANCIAL INFORMATION The financial statements for the three months ended March 31, 2004 and 2003, are unaudited and include all adjustments which in the opinion of management are necessary for fair presentation, and such adjustments are of a normal and recurring nature. The results for the three months are not indicative of a full year results.

(2) STOCKHOLDERS' EQUITY The Company has authorized 50,000,000 shares of $0.0001 par value common stock, and 10,000,000 shares of no par value preferred stock. Rights and privileges of the preferred stock are to be determined by the Board of Directors prior to issuance. The Company had 15,386,204 shares of common stock issued and outstanding at March 31, 2004. The Company had issued none of its shares of preferred stock at March 31, 2004.

                        National Business Holdings, Inc.
                             (f/k/a Mecaserto, Inc.)
                        (A Development Stage Enterprise)
                          Notes to Financial Statements

(2)  STOCKHOLDERS' EQUITY, contined
     In November 1996, the Company issued 1,000,000 shares of common stock to its founders for services rendered in connection with the organization of the Company, valued at $0.01 or $900. In May 1997, the Company issued 8,900,000 shares of common stock for $89,000 in cash, or $0.01 per share. In January 1998, the Company issued 275,000 shares of common stock for $400,000 in cash, or $1.45 per share. In February 1998, the Company issued 50,000 shares of common stock for $72,727 in cash, or $1.45 per share. In September 1998, 3,900,000 shares that had been purchased for $39,000 were contributed back to the Company. In October 1998 the Company retired 6,938,796 shares as a result of a 1 for 20 reverse split of the stock. In December 1998, the Company issued 5,000,000 shares of common stock for $1,000,000 in cash, or $0.20 per share. In February 2004, the Company issued 10,000,000 shares of common stock for $25,000 in cash, or $0.0025 per share.

(3) INCOME TAXES Deferred income taxes (benefits) are provided for certain income and expenses which are recognized in different periods for tax and financial reporting purposes. The Company had net operating loss carry-forwards for income tax purposes of approximately $1,623,900 expiring beginning December 31, 2012.

     The amount recorded as deferred tax asset as of March 31, 2004 is approximately $568,000 which represents the amount of tax benefit of the loss carry-forward. The Company has established a 100% valuation allowance against this deferred tax asset, as the Company has no history of profitable operations.

(4)  Subsequent events
     a) Stockholders' equity In May 2004, the Company retired 15,001,373 shares as a result of a 1 for 40 reverse split of the stock. In May 2004, the Company issued 3,100,000 shares to acquire 100% of the issued and outstanding shares of Shava, Inc. This transaction was valued at $7,750, or $0.0025 per share.

     b) The  Company  In May 2004,  the  Company  changed  its name to  National
     Business  Holdings,   Inc.,   increased  its  authorized  common  stock  to
     300,000,000 and its preferred stock to 25,000,000 shares.

     c) Fiscal year end In May 2004, the Company elected to change its fiscal year end from December 31, to May 31, beginning with the 5 months ended May 31, 2004.

     d) Subsidiaries In June 2004, the Company formed a new wholly owned subsidiary in Florida, National Business Investors, Inc. With headquarters in Falls Church, Virginia and San Diego, California. This subsidiary is entering the business lending and financing arena as well as considering other financial related lines of business.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

31.1    Section 302 Certification

32.1    Section 906 Certification





                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        NATIONAL BUSINESS HOLDINGS, INC.
                                  (Registrant)




By:/s/Roger E. Pawson
------------------------------------
Roger E. Pawson, Sole Officer and Director




Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.





By:/s/Roger E. Pawson
------------------------------------
Roger E. Pawson, Sole Officer and Director